Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic April 22, 2025 Q1 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of March 31, 2025 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q1 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income was $119.8 million, or $1.86 per diluted share • Net interest margin expanded 3 basis points with core net interest margin excluding trading declining 4 basis points • Asset quality remains very strong with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $79 million or 0.33% of outstanding loans and repossessed assets. Net charge-offs were $1.1 million during Q1 • Period end loans decreased 1.8% to $23.7 billion. Excluding the decrease in the energy portfolio, loan balances were relatively consistent with the prior quarter • Continued strong capital and liquidity position with TCE reaching 9.5% during the quarter and a loan to deposit ratio of 62% 4 $83.7 $163.7 $140.0 $136.2 $119.8 $1.29 $2.54 $2.18 $2.12 $1.86 1Q24 2Q24 3Q24 4Q24 1Q25 ($Million, exc. EPS) Q1 2025 Q4 2024 Q1 2024 Net income $119.8 $136.2 $83.7 Diluted EPS $1.86 $2.12 $1.29 Net income before taxes $154.8 $175.4 $106.9 Provision for credit losses $0.0 $0.0 $8.0 Pre-provision net revenue* $154.8 $175.4 $114.9 Efficiency ratio* 68.3% 65.6% 67.1% Revenue Composition as of 3/31/2025 63% 6% 12% 5% 6% 4% 4% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances decreased $424 million, primarily due to reduced energy loan balances. Average loan balances grew $44 million with higher CRE and loans to individuals, partially offset by lower commercial balances ◦ Average deposits increased $540 million in Q1, largely attributed to interest bearing transaction account balances ◦ The loan-to-deposit ratio was reduced by 1% to 62% at March 31, continuing to be well below the pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration decreased $659 million, driven by decreased market valuations ($Billion) Q1 2025 Quarterly Sequential Quarterly YOY Period End Loans $23.7 (1.8)% (2.0)% Average Loans $24.1 0.2% 0.5% Period End Deposits $38.3 0.2% 8.2% Average Deposits $38.4 1.4% 9.5% Fiduciary Assets $68.1 0.1% 12.7% Assets Under Management or Administration $114.0 (0.6)% 8.0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Combined Services & General Business (Core C&I) balances decreased $54 million or 0.7% linked quarter and grew $310 million or 4.2% year over year • Energy balances decreased $394 million driven largely by industry consolidation, which has generated payoffs in this portfolio • Healthcare balances decreased $178 million linked quarter as we continue to see payoff activity into other non-bank, long-term, non- recourse loan options • Commercial Real Estate loan balances grew $105 million or 2.1% linked quarter, primarily in multifamily and industrial loans 6 ($Million) Mar. 31, 2025 Dec. 31, 2024 Mar. 31, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,860.3 $ 3,254.7 $ 3,443.7 (12.1)% (16.9)% Services 3,704.8 3,643.2 3,529.4 1.7% 5.0% Healthcare 3,789.4 3,967.5 4,245.9 (4.5)% (10.8)% General Business 4,048.8 4,164.7 3,913.8 (2.8)% 3.5% Total Commercial $ 14,403.4 $ 15,030.1 $ 15,132.9 (4.2)% (4.8)% Multifamily $ 2,336.3 $ 2,237.1 $ 1,960.8 4.4% 19.1% Industrial 1,163.1 1,127.9 1,344.0 3.1% (13.5)% Office 704.7 755.8 901.1 (6.8)% (21.8)% Retail 497.6 485.9 543.7 2.4% (8.5)% Residential Construction and Land Development 105.2 109.1 83.9 (3.6)% 25.4% Other Commercial Real Estate 356.7 342.6 403.1 4.1% (11.5)% Total Commercial Real Estate $ 5,163.5 $ 5,058.5 $ 5,236.7 2.1% (1.4)% Loans to individuals $ 4,123.5 $ 4,026.1 $ 3,803.0 2.4% 8.4% Total Loans $ 23,690.5 $ 24,114.7 $ 24,172.6 (1.8)% (2.0)%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains very strong with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $79 million or 0.33% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 4 bps with net charge-offs of $1.1 million during Q1 • CRE office exposure is 3% of outstanding period end total loan balances, with properties in resilient markets • No provision for credit losses was necessary for the quarter, a combined allowance for credit losses of $331 million or 1.40% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 7 0.09% 0.11% 0.00% 0.01% 0.02% 1Q24 2Q24 3Q24 4Q24 1Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 9.4% 11.2% 11.3% 12.0% 10.1% 4Q18 4Q19 1Q24 2Q24 3Q24 4Q24 1Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 8

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income declined $25.0 million driven by lower trading volumes and tightened spreads affected by policy uncertainty; however, trading-related net interest income grew $10.6 million as the yield curve steepened Mortgage Banking • Mortgage banking revenue grew $1.7 million linked quarter coming in at $19.8 million driven by higher mortgage production as client demand begins to increase and inventory constraints start to ease 9 ($Million) Q1 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 8.1 $ (25.0) (75.5)% (78.4)% Mortgage Banking 19.8 1.7 9.2% 4.5% Customer Hedging Fees 8.4 1.2 16.2% 32.6% Brokerage Fees 5.0 — (0.3)% 5.7% Syndication Fees 3.2 (1.8) (36.4)% 3.1% Investment Banking Fees 6.4 1.2 22.7% (15.6)% Markets & Securities $ 50.9 $ (22.8) (30.9)% (34.9)% ($Million) Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Trading Fees $ 8.1 $ 33.1 $ 23.6 $ 27.7 $ 37.5 Trading NII* 15.2 4.6 3.8 (0.3) (0.5) Total Trading Revenue $ 23.3 $ 37.7 $ 27.4 $ 27.4 $ 37.0 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions Fiduciary & Asset Management • Assets under management or administration (“AUMA”) decreased $659 million during the quarter driven by decreased market valuations 10 ($Million) Q1 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 50.9 $ (22.8) (30.9)% (34.9)% Fiduciary & Asset Management 61.0 0.4 0.6% 10.2% Transaction Card 27.1 (0.5) (2.0)% 6.3% Deposit Service Charges & Fees 30.3 0.2 0.8% 5.5% Other Revenue 14.9 (0.1) (0.9)% 15.1% Asset Management & Transactions 133.2 (0.1) —% 8.8% Total Fees & Commissions $ 184.1 $ (22.8) (11.0)% (8.2)% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $3.2 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans, as well as growth in trading portfolio NII, partially offset by loan fees Net Interest Margin • 3 basis points NIM increase with core net interest margin excluding trading* declining 4 basis points 12 ($Million) Q1 2025 Q4 2024 Q1 2024 Quarterly sequential Quarterly YOY Net Interest Income $316.3 $313.0 $293.6 1.0% 7.7% Net Interest Margin 2.78% 2.75% 2.61% 3 bps 17 bps Yield on Loans 6.71% 7.01% 7.40% (30) bps (69) bps Tax-equivalent Yield on Earning Assets 5.45% 5.59% 5.73% (14) bps (28) bps Cost of Interest-bearing Deposits 3.24% 3.48% 3.69% (24) bps (45) bps Rate on Interest- bearing Liabilities 3.42% 3.69% 4.08% (27) bps (66) bps Net Interest Income ($Million) $294.1 $296.3 $304.4 $308.4 $301.1 $(0.5) $(0.3) $3.8 $4.6 $15.2 NII excl. Trading * Trading NII 1Q24 2Q24 3Q24 4Q24 1Q25 $0 $100 $200 $300 $400 2.61% 2.56% 2.68% 2.75% 2.78% 2.97% 2.94% 3.02% 3.09% 3.05% Reported NIM NIM excl. Trading * 1Q24 2Q24 3Q24 4Q24 1Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses increased $3.5 million, largely driven annual merit increases in the first quarter. Seasonally higher payroll taxes were offset by lower incentive compensation due to reduced trading activity • Non-personnel expense decreased $3.6 million, largely due to a reduction in mortgage banking costs 13 ($Million) Q1 2025 Q4 2024 Q1 2024 % Incr. Seq. % Incr. YOY Personnel Expense $214.2 $210.7 $202.7 1.7% 5.7% Other Operating Expense $133.3 $137.0 $137.7 (2.7)% (3.2)% Total Operating Expense $347.5 $347.7 $340.4 0.0% 2.1% Efficiency Ratio* 68.3% 65.6% 67.1% --- --- * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2025 Full Year Outlook 14 *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure Business Driver 2024 Actuals FY '25 As of 04/22/25* Notes EOP Loans $24.1 billion Mid to upper single-digit growth rate Core C&I grew at an 8.1% rate in 2024. Fund up of CRE loans and launch of Mortgage Finance expected in second half of the year. EOP Inv Securities $14.9 billion Flat Net Interest Income $1.2 billion $1.325 to $1.375 billion Assumes two 25bp rate cuts (May/Sept) by year-end. Incremental NII growth supported by mix shift of total trading revenue from fees to NII. Fees & Commissions $810 million $775-$825 million Total Revenue $2.05 billion Mid to upper single-digit growth rate Expenses $1.37 billion Mid single-digit growth Efficiency Ratio** 64.3% Approximately 65% Declining quarterly trend in 2025 as revenue grows. The 2024 efficiency ratio adjusted for discrete items would have been 65.4%. Provision Expense $18 million $20 to $40 million Credit outlook remains strong and charge off levels are expected to remain low.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 15

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 16

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 17

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 18 100 year history in energy lending and a tested playbook • 72% oil / 28% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '25 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 82% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is (0.34)% on NII 19 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 0.92% $12.6 million Down 100 Ramp, year 1 0.28% $3.9 million Up 100 Ramp, year 1 (0.60)% $(8.2) million Up 200 Ramp, year 1 (2.76)% $(38.0) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.2 years, extending to only 3.8 years if rates increase 300 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~17% • Portfolio runoff for Q1 2025 was $611 million 93% 5% 2% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 03/31/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances increased $90 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 175% at March 31, 2025 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses was 12.0%* • Tangible Common Equity ratio including held-to-maturity losses was 9.2%* 20 Q1 2025 Q4 2024 Q1 2024 Loan to Deposit Ratio 61.9% 63.1% 68.3% Period-End Deposits $38.3 billion $38.2 billion $35.4 billion Available Secured Capacity $21.9 billion $22.9 billion $20.0 billion Common Equity Tier 1 13.3% 13.0% 12.0% Total Capital Ratio 14.5% 14.2% 13.2% Tangible Common Equity Ratio * 9.5% 9.2% 8.2% $26.9 $15.4 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~175% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary cont. 22

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic